SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                 March 29, 2007

Solvis Group, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Nevada                                                 0-30443                                       33-0198595
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(State or Other Jurisdiction                  (Commission                                (IRS Employer
of Incorporation)                                  File Number)                            Identification No.)

701 N. Green Valley Pkwy,  Ste 200Henderson, NV                                                                  89074
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(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code: (702) 564 7979
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(1)      Separation and Sale Terms

  (a)     The Solvis Group (SLVG) a subsidiary of Dalrada Financial Corporation (DFCO) and DFCO entered and completed a separation and sale agreement on March 29, 2007.

  (b)     A brief description of assets involved are as follows:

(1)     Solvis’ clients that are California based staff leasing customers associated with Solvis Financial Services in exchange for Promissory Note 1.
(2)     $800,000 of cash, $1,500,000 in accounts receivable and $5,760,000 to clear up inter-company accounts receivable due to Solvis Group in exchange for Promissory Note 2.

(c)      Transaction The Solvis Group, a subsidiary of DFCO, and DFCO was completed in order to separate the two into unrelated reported entities.

(d)       As mentioned in subsection (b) above, SLVC exchanged certain assets in the aggregate of $11,300,000 for two promissory notes issued from DFCO.

ITEM 9.01.      EXHIBITS

(a)     The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant via an amended filing.

(b)      Exhibit number.

Exhibit No.                                                                                            Exhibit
2                                                                                                     Separation and Sale Agreement
10.01                                                                                              Dalrada Financial Corporation Promissory Note 1
10.02                                                                                              Dalrada Financial Corporation Promissory Note 2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 2, 2007                      /s/ Bob Dietrich                              Director
         Bob Dietrich

April 2, 2007                      /s/ Eric Gaer                                  Director
                                          Eric Gaer